UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Amendment No. 1 to

FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53164 26-1375322

(Commission File Number) (IRS Employer Identification No.)

7065 W. Ann Road, #130-110, Las Vegas, Nevada 89130

(Address of Principal Executive Offices) (Zip Code)

(877) 871-4552

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Your Event, Inc. (“the Company” or “Registrant”) Current Report on Form 8-K filed with the U. S. Securities and Exchange Commission (“Commission”) on July 12, 2011 (the “Original Filing”). This Amendment provides updated information concerning a Stock Transfer Agreement, originally entered into on June 10, 2011, that has been amended and restated on November 8, 2011.

There have been no changes from the Original Filing other than as herein. This Amendment No. 1 does not modify or update in any way the other disclosures made in the Original Filing.

Item 5.01. Changes in Control of Registrant.

Your Event, Inc., (the "Company") on June 10, 2011, underwent a change of control of ownership. Million Win Investments (HK) Limited ("Million Win") entered into a Stock Transfer Agreement, whereby it sold 6,548,993 common shares of its 8,200,000 common shares of Your Event, Inc. to Infinity Holdings, Inc., a Japanese company ("Infinity"). This Stock Transfer Agreement was filed in the Original Filing, as Exhibit 99.1.

On November 8, 2011, Million Win and Infinity amended and restated their original June 10, 2011 Stock Transfer Agreement. (See Exhibit 99.2 filed herewith.)

Under the terms of the Amended and Restated Stock Purchase Agreement, Infinity and Million Win agreed to sell to Infinity 6,548,993 shares of the Company's common stock, which represents 59.54% of the 11,000,000 issued and outstanding shares of capital stock of the Company, for an approximate aggregate purchase price $128,000, or the equivalent of 10,000,000 Japanese Yen. The source of the funds to purchase these shares come from corporate funds held by Infinity for investment purposes.

The November 8, 2011 Amended and Restated Stock Purchase Agreement contains a provision for Infinity to purchase the remaining 1,651,007 common shares owned by Million Win based on the following formula:

1) If the aggregate market value of Million Win’s remaining stock holdings of 1,651,007 shares, does not equal approximately $640,000 (50,000,000 Japanese Yen) or approximately $0.39 per share on the Over the Counter Bulletin Board or other markets, as of May 8, 2012, then Infinity shall pay Million Win approximately $640,000 (50,000,000 Japanese Yen) to purchase their remaining shares in the Company.

2) Million Win shall have the option to sell its remaining shares for approximately $1,152,000 (90,000,000 Japanese Yen) to Infinity if, by November 8, 2012, the aggregate market value of the Million Win’s remaining 1,651,007 shares does not equal approximately $1,152,000 (90,000,000 Japanese Yen) or approximately $0.70 per share on the Over the Counter Bulletin Board or any other market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No. Exhibit

99.2 Amended and Restated Stock Purchase Agreement, dated November 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: Nov. 9, 2011	/s/ Marilyn Montgomery
Name: Marilyn Montgomery
Title: President and Director (Principal Executive, Financial, and Accounting Officer

INDEX TO EXHIBITS

Exhibit No. Description

99.2 Amended and Restated Stock Purchase Agreement, dated November 8, 2011